UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2013 (September 19, 2013)

KAR Auction Services, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-34568	20-8744739
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13085 Hamilton Crossing Boulevard

Carmel, Indiana 46032

(Address of principal executive offices) (Zip Code)

(800) 923-3725

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 24, 2013, KAR Auction Services, Inc. (the “Company”) completed an underwritten public offering (the “Offering”) of 13,800,000 shares (the “Shares”) of its common stock, par value $0.01 per share (“Common Stock”), pursuant to the underwriting agreement (the “Underwriting Agreement”), dated September 19, 2013, among the Company, KAR Holdings II, LLC (“KAR LLC”) and Credit Suisse Securities (USA) LLC and Goldman, Sachs & Co. (together, the “Underwriters”). The Shares were sold by KAR LLC to the Underwriters at a price of $26.625 per share and included 1,800,000 shares of Common Stock sold pursuant to the Underwriters’ exercise in full of their option to purchase additional shares of Common Stock under the Underwriting Agreement. The Company will not receive any proceeds from the sale of the Shares.

Following the Offering, affiliates of Goldman, Sachs & Co., one of the Underwriters, beneficially own through their investment in KAR LLC approximately 5% of the Company’s Common Stock. Pursuant to a director designation agreement of KAR LLC, such affiliates have the right to designate a specified number of individuals to serve on the board of directors of KAR LLC. In the ordinary course of business, certain of the Underwriters and their respective affiliates have, from time to time, performed, and may in the future perform, various financial advisory and investment banking, commercial banking and other services for the Company and its affiliates, for which they received or will receive customary fees and expenses.

See the “Certain Related Party Relationships” section of the proxy statement for the Company’s annual meeting of stockholders held on June 12, 2013, which was filed with the Securities and Exchange Commission (the “Commission”) on April 30, 2013, for a description of the director designation agreement and other material relationships between the Company and KAR LLC and its affiliates.

The offering of the Shares was made pursuant to the Company’s existing effective shelf registration statement on Form S-3 (File No. 333-174038) filed with the Commission and the related prospectus supplement and accompanying prospectus. The above description of the Underwriting Agreement is not complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated September 19, 2013, among KAR Auction Services, Inc., KAR Holdings II, LLC and Credit Suisse Securities (USA) LLC and Goldman, Sachs & Co.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 24, 2013	KAR Auction Services, Inc.

/s/ Rebecca C. Polak
Rebecca C. Polak
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated September 19, 2013, among KAR Auction Services, Inc., KAR Holdings II, LLC and Credit Suisse Securities (USA) LLC and Goldman, Sachs & Co.